                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C.  20549








                                     FORM 8-K



                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                September 3, 1996
                 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)




                           CENTER FINANCIAL CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



               Connecticut           0-26384            06-1260924
            (STATE OR OTHER        (COMMISSION        (IRS EMPLOYER
              JURISDICTION        FILE NUMBER)      IDENTIFICATION NO.)
            OF INCORPORATION)



                     60 North Main Street
                    Waterbury, Connecticut                 06702
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)


         REGISTRANT'S TELEPHONE NUMBER,
              INCLUDING AREA CODE:    (203) 578-7000





         ITEM 5.   OTHER EVENTS.

                   On September 5, 1996, Center Financial Corporation, a Connecticut corporation, issued a press release concerning the execution of an agreement relating to the disposition of a subsidiary. A copy of the press release is attached as
         Exhibit 1 hereto and is incorporated herein by reference.









































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         ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

              (b)  Exhibits

                   1.   Press release, dated September 5, 1996.











































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                                    SIGNATURES


                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly au-thorized.


                                       CENTER FINANCIAL CORPORATION



                                       By:    /s/ Joseph Carlson II
                                           Name:  Joseph Carlson II
                                           Title: Vice President and
                                                  Chief Financial
                                                  Officer



         Date:  September 5, 1996



























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                                      EXHIBIT INDEX

         EXHIBIT                                                   SEQUENTIAL
           NO.          DESCRIPTION                                PAGE NUMBER



          1.            Press release, dated September 5, 1996.